SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  May 3, 2001


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                   0-22624                    05-0473908
         Delaware                   1-11432                    05-0475617
         Delaware                   1-11436                    22-3182164
----------------------------      ------------              -------------------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)


1000 Columbia Avenue, Linwood, PA                                 19061
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (610) 859-3000

                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On May 3, 2001, Foamex International Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2001.

The press release concerning this announcement is filed as an Exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


           Exhibit              Description

              99 Press release of Foamex International Inc., dated May 3, 2001

                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 4, 2001

                                         FOAMEX INTERNATIONAL INC.


                                         /s/ John Televantos
                                         ------------------------------
                                         Name:   John Televantos
                                         Title:  President and Chief
                                                 Executive Officer


                                         FOAMEX L.P.

                                         BY FMXI, INC.
                                          its Managing General Partner


                                         /s/ George L. Karpinski
                                         ------------------------------
                                         Name:   George L. Karpinski
                                         Title:  Vice President


                                         FOAMEX CAPITAL CORPORATION


                                          /s/ George L. Karpinski
                                         ------------------------------
                                         Name:   George L. Karpinski
                                         Title:  Vice President